PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
                          3151 SOUTH SEVENTEENTH STREET
                        WILMINGTON, NORTH CAROLINA 28412
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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 12, 1999
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TO THE SHAREHOLDERS OF
PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

        The 1999 Annual Meeting of Shareholders of Pharmaceutical Product Development, Inc. (the "Company") will be held at the offices of the Company located at 4025 Paramount Parkway, Morrisville, North Carolina, on Wednesday, May 12, 1999, at 10:00 a.m., for the following purposes:

1.        To elect a board of nine directors.

2. To approve an amendment to the Company's 1995 Equity Compensation Plan increasing the number of shares of the Company's stock reserved for issuance under the plan from 2,500,000 shares to 3,500,000 shares.

3. To approve an amendment to the Company's 1995 Equity Compensation Plan fixing maximum awards which can be made under the plan to certain executive officers.

4. To approve an amendment to the Company's 1995 Equity Compensation Plan fixing maximum awards which can be made under the plan to non-employee directors as a group.

5. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the Proxy Statement accompanying this notice.

        The Board of Directors has fixed the close of business on March 15, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. All such shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You can vote in person at the meeting, even if you returned a proxy.

        The Company's Proxy Statement and proxy is submitted herewith along with the Company's Annual Report to Shareholders for the year ended December 31, 1998.

IMPORTANT - YOUR PROXY IS ENCLOSED

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

Wilmington, North Carolina
Dated:  March 31, 1999

                                       By Order of the Board of Directors
                                       /s/ Fred B. Davenport, Jr.

                                       By: Fred B. Davenport, Jr.
                                           SECRETARY



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                    PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
                          3151 SOUTH SEVENTEENTH STREET
                        WILMINGTON, NORTH CAROLINA 28412

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                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 12, 1999

        Your vote is important. Therefore, the Board of Directors is requesting that you allow your Common Stock to be represented at the Annual Meeting by the proxies named in the proxy card enclosed with this Proxy Statement. This Proxy Statement has been prepared by the management of Pharmaceutical Product Development, Inc. "We", "our", "PPDI" and the "Company" each refers to Pharmaceutical Product Development, Inc. We will begin sending this Proxy Statement to our shareholders on or about March 31, 1999.

                        GENERAL INFORMATION ABOUT VOTING


WHO CAN VOTE

        You are entitled to vote your Common Stock if you held shares as of March 15, 1999. At the close of business on March 15, 1999, a total of 23,617,163 shares of Common Stock were outstanding and entitled to vote. Each share of Common Stock has one vote.


VOTING BY PROXIES

        If your Common Stock is held by a broker, bank or other nominee, they should send you instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by signing, dating and mailing the proxy card in the postage paid envelope which we have provided to you. The proxies will vote your shares in accordance with your instructions. Of course, you can always come to the meeting and vote your shares in person. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors. We are not now aware of any other matters to be presented except for those described in the Proxy Statement. If any matters not described in the Proxy Statement are presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, your Common Stock may be voted by the proxies on the new meeting date as well, unless you revoke your proxy instructions.


REVOKING YOUR PROXY INSTRUCTIONS

        To revoke your proxy, you must either (1) advise the Secretary in writing before the meeting, (2) deliver later proxy instructions before the meeting, or (3) attend the meeting and vote in person.


COUNTING VOTES

        The Annual Meeting will be held if a majority of the outstanding Common Stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced to the meeting. Broker non-votes also count for quorum purposes. If you hold your Common Stock through a broker, bank or other nominee, generally the nominee may only vote the Common Stock which it holds for you in accordance with your instructions. However, if the nominee has not received your instructions before the meeting, the nominee may vote on matters which are determined to be


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routine by the Nasdaq National Market. If a nominee cannot vote on a particular matter because it is not routine, there will be a "broker non-vote" on that matter. We do not count broker non-votes as votes for or against any proposal. We do count abstentions as votes against a proposal. Although there is no definitive statutory or case law in North Carolina regarding broker non-votes and abstentions, we believe that our intended treatment of them is appropriate.


COST OF THIS PROXY SOLICITATION

        We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our employees may solicit proxies personally and by telephone. None of these employees will receive any additional compensation for this. We have retained ChaseMellon Shareholder Services, L.L.C. to assist in the solicitation of proxies for a fee of $8,500 plus reasonable out-of-pocket costs and expenses. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies.


ATTENDING THE ANNUAL MEETING

        If you are a holder of record and you plan to attend the Annual Meeting, please bring your proxy or a photo identification to confirm your identity. If you are a beneficial owner of Common Stock held by a bank or broker (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your Common Stock held in street name, you must get a proxy in your name from the registered holder.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

        Our bylaws provide that the number of directors constituting the Board of Directors shall be not less than eight nor more than twelve. The number of director seats currently authorized is nine, and nine directors will be elected at the Annual Meeting.


VOTE REQUIRED

        Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the nine nominees receiving the highest number of votes will be elected.


VOTING BY THE PROXIES

        The proxies will vote your Common Stock in accordance with your instructions. Unless you give specific instructions to the contrary, your Common Stock will be voted for the election of the nominees named in this Proxy Statement. Each nominee has agreed to serve, and we expect that each of the nominees will be able to serve. However, if any nominee is unavailable for election, the proxies will vote your Common Stock to elect a substitute nominee proposed by the Board of Directors.


NOMINEES

        The Nominating Committee unanimously recommends the nominees listed below. Each nominee currently serves as a director of the Company. None of the nominees is related by blood, marriage or adoption to any other nominee or any executive officer of the Company.


        STUART BONDURANT, M.D. (age 69) has served as a director of the Company since October 1994. Dr. Bondurant currently serves as a Professor of the School of Medicine at the University of North Carolina (Chapel Hill). He served as Dean of the School of Medicine at the University of North Carolina (Chapel Hill) from 1979 to 1994 and as Interim Dean from July 1996 until May 1997. Dr. Bondurant served as Director of Epidemiologic Studies at the New York Academy of Medicine from January 1995 until March 1996. Dr. Bondurant has served as President of the American College of Physicians and the Association of American Physicians. He has also served as Vice President of the American Heart Association and the American Society for Clinical Investigation. He served as the Chairman of the Board of Directors of the North Carolina Biotechnology Center from 1988 to 1992.

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        ABRAHAM E. COHEN (age 62) has served as a director of the Company since
June 1998. Mr. Cohen joined Merck & Co., a pharmaceutical company, in 1957 and retired in 1992 as a Senior Vice President and as President of the Merck Sharp & Dohme International Division. He currently serves as Chairman of Kramex Corporation, a pharmaceutical consulting firm. He is also a director of Akzo Nobel Nv., Teva Pharmaceutical and Smith Barney, and serves as a consultant to Chugai, Japan.


        THOMAS D'ALONZO (age 55) has served as a director, President and Chief Operating Officer of the Company and of its contract research organization subsidiary, PPD Pharmaco, Inc., since October 1996. Mr. D'Alonzo served as General Counsel of Adria Laboratories, a pharmaceutical company, from 1977 to 1983 and was employed from 1983 to 1993 in various capacities, including as President, by Glaxo Inc., a subsidiary of Glaxo Holdings plc, a pharmaceutical company. Mr. D'Alonzo was President of GenVec, Inc., a gene therapy biotechnology company, from 1993 until his employment by the Company in October 1996. Mr. D'Alonzo is also a director of Amarillo Biosciences, Inc.


        FREDRIC N. ESHELMAN, PHARM.D. (age 50) has served as Chief Executive Officer and a director of the Company since July 1990, and as Vice Chairman of the Board of Directors since July 1993. Dr. Eshelman founded the Company's predecessor and served as its Chief Executive Officer until its sale to the Company in 1989. Prior to rejoining the Company in 1990, Dr. Eshelman served as Senior Vice President, Development and as a director of Glaxo Inc., a subsidiary of Glaxo Holdings plc.


        FREDERICK FRANK (age 66) has served as a director of the Company since September 1996. Mr. Frank also served as a director of Applied Bioscience International Inc. from 1988 until its acquisition by the Company in September 1996. Mr. Frank has been an investment banker with Lehman Brothers since 1969 and is currently Vice Chairman of that firm. Previously, Mr. Frank served as a Partner of Lehman Brothers from 1969 to 1972, as Managing Director from 1972 to 1993, and as Senior Managing Director from 1993 to 1995. Mr. Frank also serves on the Boards of Directors of Diagnostic Products and Physicians' Computer Network Inc.

        DONALD C. HARRISON, M.D. (age 65) was appointed to the Board of Directors in March 1999. Dr. Harrison has served as Senior Vice President and Provost for Health Affairs of the University of Cincinnati Medical Center since 1986 and currently is Chief Executive Officer of the Medical Center. Prior to joining the University of Cincinnati faculty in 1986 as a Professor of Medicine and Cardiology, Dr. Harrison was employed in various capacities by Stanford University, including as Chief of Cardiology of Stanford University Hospital from 1967 to 1986. Dr. Harrison has served as President of the American Heart Association and as Vice President of the American College of Cardiology. Dr. Harrison is also a director of Bioconcepts, Inc., UMD, Inc., Novoste, Inc. and Heart Stent, Inc.

        ERNEST MARIO, PH.D. (age 60) has served as non-executive Chairman of the Board of Directors of the Company since July 1993. Dr. Mario also serves as Chairman of the Board of Directors and Chief Executive of ALZA Corporation, a pharmaceutical company. Prior to joining ALZA in 1993, Dr. Mario served as Chief Executive of Glaxo Holdings plc from 1989 to March 1993 and as Deputy Chairman and Chief Executive of Glaxo Holdings plc, a pharmaceutical company, from January 1992 to March 1993. Dr. Mario also is a director of Catalytica, Inc. and COR Therapeutics Inc.


        JOHN A. MCNEILL, JR. (age 49) has served as a director of the Company since its incorporation in 1989. He served as the Company's President until 1990 and as its Chairman of the Board until July 1993. Mr. McNeill currently serves as Chief Executive Officer of Liberty Healthcare Services, LLC, a provider of nursing homes, assisted living facilities, independent living facilities, home healthcare agencies, home medical equipment and intravenous services.


        PAUL J. RIZZO (age 71) was appointed to the Board of Directors in October 1998. Mr. Rizzo currently is Chairman of the Board of Directors and a Partner in Franklin Street Partners, an investment company. Mr. Rizzo joined IBM Corporation in 1958 and retired as Vice Chairman of the Board of Directors in 1987. From 1987 to 1992, he served as dean of the Kenan-Flagler Business School at the University of North Carolina (Chapel Hill). In 1993 he returned to IBM Corporation and served as Vice Chairman of the Board of Directors until his retirement in 1994. Mr. Rizzo also is a director of Ryder Systems, Cox Enterprises, Inc., Maersk, Inc. and Johnson & Johnson.


                                       3
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INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors is responsible for the general management of the Company. In 1998, the board held seven meetings. Each incumbent member of the board during the time he served as a director of the Company attended at least 75% of the 1998 meetings of the Board of Directors and board committees of which he was a member except Mr. Cohen. Mr. Cohen became a director of the Company in June 1998 and had a previously scheduled conflict for one of the three meetings of the Board of Directors held after he became a director.


        The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. Mr. Frank, Chairman, Dr. Mario, Mr. McNeill and Mr. Rizzo are the members of the Audit Committee. The Audit Committee held two meetings in 1998. The Audit Committee recommends to the Board of Directors the engagement of the independent auditors and reviews with the independent auditors the scope and results of the Company audits, the internal accounting controls of the Company, audit practices and the professional services furnished by the internal auditors.


        Dr. Mario, Chairman, Dr. Bondurant and Mr. McNeill are the members of the Compensation Committee. The Compensation Committee held four meetings in 1998. The Compensation Committee reviews and approves all compensation arrangements for the officers of the Company and administers our Equity Compensation Plan.


        Dr. Eshelman, Chairman, Dr. Mario and Mr. Frank are the members of the Nominating Committee. The Nominating Committee did not hold any meetings in 1998. The Nominating Committee has not established any procedures for shareholder submission to the committee of nominees for election to the Board of Directors. However, our bylaws permit any shareholder of record to nominate directors. You must give written notice of your intent to make nominations by personal delivery or by certified mail, postage prepaid, to the Secretary of the Company. If the election is to be held at the Annual Meeting of Shareholders, you must give your notice not more than 90 days nor less than 50 days before the meeting. If the election is to be held at a special meeting of shareholders called to elect directors, you must give your notice by the tenth business day following the date on which notice of the special meeting is first given to shareholders. Your notice must include the following: (1) your name and address, as they appear on the Company's books, and the name and residence address of the persons to be nominated; (2) the class and number of shares of the Company which you beneficially own; (3) a representation that you are a shareholder of record of the Company entitled to vote at the meeting and intend to appear in person or by proxy to nominate the persons specified in your notice; (4) a description of all arrangements or understandings between you and each nominee and any other persons (by name) as to how you will make the nominations; (5) all other information regarding each nominee you propose which is required to be disclosed in a solicitation of proxies for election of directors or is required under Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), including any information required to be included in a proxy statement if the nominee had been nominated by the Board of Directors; and (6) the written consent of each nominee to be named in a proxy statement to serve as a director if elected.


        No shareholder has properly nominated anyone for election as a director at this Annual Meeting.


  PROPOSAL NO. 2 - AMENDMENT TO EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER
                          OF SHARES RESERVED FOR AWARDS

        In March 1999, the Board of Directors unanimously approved an amendment to and restatement of the Company's 1995 Equity Compensation Plan (the "Equity Plan") that increases the number of shares reserved for issuance under the Equity Plan from 2,500,000 shares to 3,500,000 shares. The amended and restated Equity Plan is attached as Exhibit A to this Proxy Statement.

        The Company adopted the Equity Plan in October 1995. The Equity Plan provides for the granting of incentive and nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, stock awards, performance shares and other stock-based awards. As of March 15, 1999, the market value of our Common Stock was $34.875 per share. All employees and directors of the Company are eligible to participate in the Equity Plan. The Compensation Committee selects the employees to whom awards will be granted and determines the type, size and conditions of each award. The Compensation Committee also interprets and administers the provisions of the


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Equity Plan. The Compensation Committee's decisions are final and binding on the
Company and on persons eligible to participate in the plan.


        Currently a total of 2,500,000 shares of Common Stock can be awarded under the Equity Plan, subject to adjustment if there is a stock split, reverse stock split or similar alteration in the Company's Common Stock. Common Stock issued under the Equity Plan is from authorized but unissued shares. Shares of Common Stock subject to an award that lapses, expires or is otherwise terminated without shares having been issued are available for new awards.


        As of March 15, 1999, approximately 567,278 shares of the Company's Common Stock remain available for the granting of new awards. The Compensation Committee has adopted guidelines for awards under the Equity Plan. The Company retained Frederic W. Cook & Co. to help develop guidelines for awards under the Equity Plan. The Cook firm reviewed the practices of competitors in developing the guidelines and we believe that the current guidelines are consistent with industry standards. We project that by following the guidelines the Common Stock now available for awards under the plan will be substantially diminished over the next twelve months. We believe it is important and in the best interests of the Company to amend the Equity Plan to increase the number of shares reserved for issuance under the plan. Awards under the Equity Plan are determined by the Compensation Committee in its discretion. For this reason, we cannot determine the benefits and amounts that will be received by any individual participant or group of participants in the future. The Company has never lowered the exercise price of any award made under the Equity Plan.


        Following is a description of the types of awards which may be granted under the Equity Plan:


        STOCK OPTIONS. Both incentive and nonqualified options to purchase shares of Common Stock may be granted under the Equity Plan at an exercise price determined by the Compensation Committee. In the case of incentive stock options, the exercise price cannot be less than the fair market value of the underlying Common Stock on the date of grant (110% of fair market value if granted to a ten percent shareholder). The exercise price for nonqualified stock options may be less than the fair market value. The Compensation Committee may award an optionee the right to receive, prior to the exercise of the options, payments in cash or stock on the shares of Common Stock subject to any stock option in amounts per share equal to all dividends paid on outstanding shares of Common Stock.


        Incentive stock options expire not later than ten years after the date on which they are granted (five years if granted to a ten percent shareholder). The Compensation Committee determines when nonqualified stock options will expire. However, options will lapse and cannot be exercised either when the holder terminates employment with the Company or within a short time thereafter. The Compensation Committee can permit payment of an option in full or in part by tendering to the Company shares of Common Stock having a fair market value equal to the exercise price through a "cashless exercise" procedure.


        The holder of an incentive stock option will not recognize income at the time of grant or exercise of the option. No federal income tax deduction is available to the Company upon the grant or exercise of an incentive stock option. However, upon the exercise of an incentive stock option, any excess in the fair market price of the Common Stock over the exercise price is a tax preference item which may have alternative minimum tax consequences for the optionee. If the holder sells the shares more than one year after the date of exercise and more than two years after the date of grant of the incentive stock option, the holder normally will recognize a long-term capital gain or loss equal to the difference between the sale price of the shares and the exercise price. If the holder does not hold the shares for the required period, when the holder sells the shares he or she will recognize ordinary income and possibly capital gain or loss in amounts prescribed by the Internal Revenue Code. The Company generally will be entitled to a federal income tax deduction equal to any ordinary income recognized by the holder.


        A plan participant to whom a nonqualified stock option is granted will not recognize income at the time of grant of the option. However, when the holder exercises the nonqualified stock option, he or she will recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date the option is exercised. The holder's tax basis in these shares will be equal to the exercise price plus the


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amount includable in the holder's gross income, and the holding period for the shares begins on the date on which the holder recognized taxable income in respect of the shares. The Company generally will be entitled to a federal income tax deduction equal to any ordinary income recognized by the holder.


        STOCK APPRECIATION RIGHTS. A stock appreciation right or SAR is an award entitling a plan participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price per share specified for the SAR. A SAR granted in connection with an option will be exercisable to the extent that the related option is exercisable. Upon the exercise of a SAR related to an option, the option will be canceled to the extent of the number of shares covered by the exercise. Upon the exercise of a related option, the SAR will be canceled automatically to the extent of the number of shares exercised. SARs unrelated to an option will contain provisions regarding exercisability, vesting and duration as the Compensation Committee determines, but the term will not be greater than ten years. Upon exercise of a SAR, payment will be made, at the election of the Compensation Committee, in cash, in shares of Common Stock or in a combination thereof.


        Under the Equity Plan, the Compensation Committee may grant limited stock appreciation rights or LSARs to any holder of a stock option. An LSAR is a SAR which becomes exercisable only in the event of a "change in control" as defined below. An LSAR will be settled solely in cash.


        RESTRICTED STOCK. An award of restricted stock is an award of Common Stock issued with the restriction that the holder may not dispose of the restricted stock in any manner. The Compensation Committee can impose additional restrictions, including restrictions on the rights to vote restricted stock and on the right to receive dividends. Restricted stock awards may be granted under the Equity Plan for or without payment. Restrictions on restricted stock can lapse in installments based on factors selected by the Compensation Committee. In the event of hardship or other special circumstances of an employee whose employment with the Company was involuntarily terminated, the Compensation Committee may waive in whole or part the restrictions with respect to the restricted stock held by the employee. Prior to expiration of the restricted period, the holder of a restricted stock award usually has the rights of a shareholder of the Company, including the right to vote and to receive cash dividends on the shares subject to the award.


        DEFERRED STOCK. An award of deferred stock is an award of Common Stock to be issued in the future to the recipient. The Compensation Committee may condition payment for the deferred stock upon the attainment of specified performance goals or other criteria. Such awards may be granted together with cash dividend equivalents, and the payment of the cash dividend equivalents also may be deferred. Unless otherwise determined by the Compensation Committee, dividend equivalents are deemed to be reinvested in additional shares of deferred stock, subject to the same deferral limitations as the underlying award. The Compensation Committee may also determine that a designated percentage of the total fair market value of the shares of deferred stock will be payable in cash, and may provide that affected recipients can elect to receive an additional percentage of the award in cash, subject to certain limits. The recipient can elect to defer receipt of deferred stock beyond the expiration of the original deferral periods if the Compensation Committee approves. The Compensation Committee determines the timing and the amount to be paid by the recipient of a deferred stock award in exchange for the deferred stock. The Compensation Committee also has the right to accelerate the vesting of all or part of any deferred stock based upon factors or criteria that it feels are relevant.


        STOCK AWARDS. The Compensation Committee may grant awards of Common Stock in payment of compensation that has been earned or as compensation to be earned. The Compensation Committee determines the terms and timing of the issuance of Common Stock subject to a stock award. Each stock award is also subject to such terms and conditions, including restrictions on the resale, as the Compensation Committee determines.


        PERFORMANCE SHARES. A performance share award is an award of a unit valued by reference to a designated number of shares of Common Stock. Upon the achievement of performance objectives during a period of time established by the Compensation Committee when the award is made, the value of the award will be paid to the recipient in the form of such property as the Compensation Committee determines, including cash, Common Stock or any combination thereof. Performance objectives may vary from recipient to recipient and will be based upon such performance criteria or combination of factors which the Compensation Committee determines appropriate.

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For example, a performance objective may include minimum earnings per share or return on equity. Prior to the end of a performance period, the Compensation Committee may adjust the performance objectives for any performance share award to reflect any significant events that the Compensation Committee expects to have a material effect on particular performance objectives. The extent to which a recipient is entitled to payment in settlement of a performance share award at the end of the performance period will be determined by the Compensation Committee based on whether the related performance objectives have been met. A performance share award will be paid as soon as practicable after the performance period.


        OTHER STOCK-BASED AWARDS. The Compensation Committee may also grant other awards that are valued in reference to or based on Common Stock, including convertible preferred stock, convertible debentures, exchangeable securities, phantom stock and stock awards or options valued by reference to book value or performance. Subject to the terms of the applicable award, award recipients will be entitled to receive interest or dividend equivalents with respect to the shares covered by the award.


        ADDITIONAL INFORMATION. In the event of a change in control or potential change in control and if the Board of Directors has approved the change in control, the Compensation Committee can approve accelerations of various awards made under the Equity Plan. Subject to approval by the Compensation Committee, all performance share awards are deemed to have been fully earned, and a percentage of payments due thereon equal to the percentage of the performance period that has elapsed shall be made as soon as practicable after a change in control. The Compensation Committee may declare any or all then outstanding options, and any and all related stock rights outstanding for at least six months, to be immediately vested and exercisable. The Compensation Committee may also declare all restrictions applicable to awards of restricted stock, deferred stock or other stock-based awards to have lapsed. Unless otherwise determined by the Compensation Committee, the value of all outstanding options, restricted stock, deferred stock, performance shares, stock awards and other stock-based awards, to the extent vested, will be cashed out at the highest price per share of Common Stock paid in any transaction reported on the exchange or market on which the Common Stock is then traded, or paid or offered during the 60-day period immediately preceding the change of control.


        A "change in control" shall have taken place upon the occurrence of any of the following events. First, any person other than the Company or any employee benefit plan of the Company (1) makes a tender or exchange offer for the Company's Common Stock under which shares of Common Stock are purchased, or
(2) becomes the beneficial owner of at least 20% of the Common Stock. Second, the holders of Common Stock approve a definitive agreement or plan to merge or consolidate the Company with another corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Company. Third, during any period of 24 consecutive months, the individuals who at the beginning of the period constituted the Board of Directors (together with any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved) no longer constitute at least a majority of the Board of Directors.


        A "potential change in control" shall have occurred when (1) the holders of Common Stock approve an agreement which, if consummated, would result in a change in control of the Company, or (2) any person (other than the Company or any Company employee benefit plan) becomes the beneficial owner of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the Board of Directors passes a resolution to the effect that a potential change in control has occurred for purposes of the Equity Plan.


        The Equity Plan will remain in effect until terminated by the Board of Directors. After termination by the Board of Directors, the Equity Plan will continue in effect until all awards granted under the plan are satisfied by the issuance of shares of Common Stock or the payment of cash or otherwise terminated under the terms of the plan or under any award agreements. The Board of Directors may terminate or amend the Equity Plan at any time. However, no termination or amendment can adversely affect a recipient's rights under any award previously granted under the Equity Plan, except with the consent of the holder of the award and except in the case of a termination for cause or for competing with the Company. No amendment is effective unless approved by the shareholders of the

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Company if such approval is required to comply with Rule 16b-3 under Securities
Exchange Act, or with any other law or regulation, or with the Nasdaq National Market or other stock exchange rule.


        This amendment requires approval by the majority of all eligible votes present or represented by proxy at a meeting of shareholders at which a quorum is present.


                PROPOSAL NO. 3 - AMENDMENT TO EQUITY COMPENSATION
               PLAN TO LIMIT AWARDS TO CERTAIN EXECUTIVE OFFICERS

        In March 1999, the Board of Directors unanimously approved an amendment to the Equity Plan which limits awards to any employee who is covered by Section 162(m) of the Internal Revenue Code to a total of 500,000 shares over any three-year period. Employees covered under this section of the Internal Revenue Code include the employees whose compensation must be disclosed in the Summary Compensation Table set forth in the Company's annual proxy statement. The purpose of the amendment is to prevent the Company's loss of an income tax deduction for compensation recognized by these covered employees arising from certain awards made to them under the Equity Plan. See "Proposal No. 2 - Amendment to Equity Compensation Plan to Increase the Number of Shares Reserved for Awards" for a description of the Equity Plan. The proposed limitation is approximately one-third of the total number of shares available for awards under the Equity Plan, assuming the requested increase in the number of shares reserved for awards under the Equity Plan is approved by the Shareholders. See "Proposal No. 2 - Amendment to Equity Compensation Plan to Increase the Number of Shares Reserved for Awards" for a discussion of the requested increase.

        This amendment to the Equity Plan requires approval by the majority of all eligible votes present or represented by proxy at a meeting of shareholders at which a quorum is present.


         PROPOSAL NO. 4 - AMENDMENT TO EQUITY COMPENSATION PLAN TO LIMIT
                        AWARDS TO NON-EMPLOYEE DIRECTORS

        In March 1999, the Board of Directors unanimously approved an amendment to the Equity Plan to limit awards to non-employee directors as a group to 250,000 shares over any three-year period. Although the directors are permitted to approve their own compensation, including compensation in the form of awards under the Equity Plan, the Company believes that it is in the best interests of the shareholders to set a limit on awards which can be made to directors. See "Proposal No. 2 - Amendment to Equity Compensation Plan to Increase the Number of Shares Reserved for Awards" for a description of the Equity Plan.

        This amendment to the Equity Plan requires approval by the majority of all eligible votes present or represented by proxy at a meeting of shareholders at which a quorum is present.


                                OTHER INFORMATION


PRINCIPAL SHAREHOLDERS

        The following table shows the number of shares of the Company's Common Stock as of February 28, 1999, by (1) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (2) each director and nominee for director, (3) each of our executive officers named in the Summary Compensation Table below, and (4) all directors and current executive officers of the Company as a group. Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

                                                   Shares
                                                Beneficially                    Percentage
             Name                                 Owned (1)                        Owned
             ----                              --------------                   ----------
American Express Company (2)                        1,718,600                       7.3%
Stuart Bondurant (3)                                   14,000                       *
Abraham E. Cohen (4)                                    4,000                       *
Thomas D'Alonzo (5)                                    66,424                       *
Fred B. Davenport, Jr. (6)                             61,000                       *
Fredric N. Eshelman (7)                             3,027,544                      12.8%
Frederick Frank (8)                                    17,864                       *
Franklin Resources, Inc. (9)                        1,540,455                       6.5%
Donald C. Harrison, M.D. (4)                            4,000                       *
Joseph H. Highland (10)                               110,469                       *
Rudy C. Howard (11)                                    65,415                       *
Ernest Mario (12)                                     512,209                       2.2%
John A. McNeill, Jr. (13)                           1,356,939                       5.7%
Ronald B. McNeill (14)                              1,188,144                       5.0%
Paul J. Rizzo (4)                                       4,000                       *
J. & W. Seligman & Co. Incorporated (15)            1,561,752                       6.6%
All directors and current executive
officers as a group (12 persons) (16)               5,153,396                      21.6%

------------
*    Less than one percent.

(1) As of February 28, 1999, the Company had 23,594,390 shares of Common Stock outstanding. Share ownership in each case also includes shares issuable upon exercise of outstanding options that can be exercised within 60 days after February 28, 1999 for purposes of computing the percentage of Common Stock owned by the person named. Options owned by such person are not included for purposes of computing the percentage owned by any other person.
(2) Based on information contained in Schedule 13G filed with the Securities and Exchange Commission on or about January 22, 1999. The address of American Express Company is IDS Tower 10, Minneapolis, Minnesota 55440.
(3)  Includes 13,000 shares of Common Stock issuable pursuant to options.
(4)  Includes 4,000 shares of Common Stock issuable pursuant to options.
(5) Includes 58,333 shares of Common Stock issuable pursuant to options and 1,500 shares of Common Stock held by Mr. D'Alonzo's wife.
(6) Includes 1,000 shares of Common Stock held through an individual retirement account for the benefit of Mr. Davenport and 60,000 shares of Common Stock issuable pursuant to options.
(7) Includes 16,666 shares of Common Stock issuable pursuant to options. The address of Dr. Eshelman is 6814 Towles Road, Wilmington, North Carolina 28409.
(8)  Includes 17,053 shares of Common Stock issuable pursuant to options.
(9) Based on information contained in Schedule 13G filed with the Securities and Exchange Commission on or about February 2, 1999. The address of Franklin Resources, Inc. is 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.
(10) Includes 14,526 shares of Common Stock held by the Highland-Mills Foundation, of which Dr. Highland is an officer and trustee, and 35,705 shares of Common Stock issuable pursuant to options.
(11) Includes 4,100 shares of Common Stock held through an individual retirement account for the benefit of Mr. Howard, 58,333 shares of Common Stock issuable pursuant to options, 1,250 shares of Common Stock issuable pursuant to options held by Mr. Howard's wife, who is also employed by the Company, and 1,215 shares of Common Stock held by Mr. Howard's wife.
(12) Includes 284,388 shares of Common Stock held in a family partnership; 2,867 shares of Common Stock held in trust for Dr. Mario's granddaughter for which Mildred Mario, Dr. Mario's wife, is the trustee; 2,120 shares of Common Stock held in trust for Dr. Mario's grandson for which Mrs. Mario is the trustee; 4,953 shares of Common Stock held in trust for Mrs. Mario; 4,953 shares of Common Stock held in trust for Dr. Mario; 80 shares of Common Stock held by Dr. Mario's wife; and 16,333 shares of Common Stock issuable pursuant to options.
(13) Includes 19,035 shares of Common Stock held in trust for Mr. McNeill's three children, all of whom reside with Mr. McNeill. Also includes 8,000 shares of Common Stock issuable pursuant to options. The address of Mr. McNeill is 304 East Oliver Street, Whiteville, North Carolina 28472.

(14) Includes 5,000 shares held by Mr. McNeill's wife and 10,000 shares of Common Stock held in trust for Mr. McNeill's daughter, who resides with Mr. McNeill. The address of Mr. McNeill is 248 Chimney Lane, Wilmington, North Carolina 28409.
(15) Based on information contained in Schedule 13G filed with the Securities and Exchange Commission on or about February 4, 1999. The address of J. &
     W. Seligman & Co. Incorporated is 100 Park Avenue, New York, New York
     10017.
(16) Includes all shares referenced in the table above except those owned by Joseph H. Highland, Ronald B. McNeill, American Express Company, Franklin Resources, Inc. and J. & W. Seligman & Co. Incorporated. Also includes 20,001 shares underlying options held by a current executive officer who was not an executive officer on December 31, 1998.


DIRECTOR COMPENSATION

        Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. Non-employee directors receive an annual retainer of $20,000 payable in quarterly installments after each regularly scheduled meeting of directors. Each non-employee director also receives $1,000 for each meeting of the Board of Directors attended in person and $1,000 for attendance of the Annual Meeting of Shareholders. In addition, each non-employee director receives $750 for each committee meeting attended, and the chairman of each committee receives $1,000 for attendance of each meeting of his committee. In the discretion of the Chairman of the Board of Directors, each non-employee director receives $500 for each Board and committee meeting attended by telephone. In addition, each non-employee director is granted options to purchase 4,000 shares of Common Stock of the Company on the date the non-employee director is first elected to the Board of Directors and on each date the non-employee director is re-elected to the Board.




EXECUTIVE COMPENSATION TABLES


                          1. SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                           COMPENSATION
                                             ANNUAL COMPENSATION              AWARDS
                                      -----------------------------------  -----------
                                                             OTHER ANNUAL   SECURITIES     ALL OTHER
                                                    BONUS    COMPENSATION   UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR    SALARY($)     ($)(1)       ($)        OPTIONS(#)        ($)
----------------------------  ----    ---------    -------   ----------    ----------    ------------
Fredric N. Eshelman (2)        1998   $ 425,000   $ 127,500    $  --          30,000       $    5,736
   Vice Chairman and           1997     423,750      63,563       --          50,000            6,316
   Chief Executive Officer     1996     395,003      58,751       --            --          2,603,536


Thomas D'Alonzo (3)            1998   $ 226,869    $ 68,061    $  --          15,000        $   5,763
   President and               1997     225,000      33,750       --          25,000            7,054
   Chief Operating Officer     1996      35,914        --         --          75,000             --


Rudy C. Howard (4)             1998   $ 204,090    $ 61,227    $  --          10,000         $  5,536
   Chief Financial Officer,    1997     179,167      27,178       --          10,000            7,394
   Vice President Finance      1996     160,003      74,751       --          60,000            5,000
   and Treasurer

Fred B. Davenport, Jr. (5)     1998   $ 200,500    $ 60,150    $  --          10,000         $  5,506
   General Counsel and         1997     200,000      30,000       --          15,000            5,968
   Vice President Legal        1996      13,646        --         --          55,000             --

Joseph H. Highland (6)         1998   $ 229,103    $ 61,000    $  --             --          $ 37,724
   Chief Executive Officer     1997     229,103       7,000       --           7,000           37,845
   of APBI Environmental       1996     223,630      44,500       --           4,054          228,652
   Sciences Group, Inc.
   ("ENVIRON")

--------------------
(1) All bonuses were paid in the calendar year following the year in which they were earned as set forth in this table except for $50,000 of Mr. Howard's 1996 bonus which was paid in 1996.

(2) Dr. Eshelman was awarded options to acquire 50,000 shares and 30,000 shares of Common Stock on December 18, 1997 and December 1, 1998, respectively. Dr. Eshelman received other compensation in 1998 consisting of $736 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,000 in 401(k) plan matching contributions. Dr. Eshelman received other compensation in 1997 consisting of $1,566 in taxable benefit of premiums paid for group term life insurance on his behalf and $4,750 in 401(k) plan matching contributions. Dr. Eshelman received other compensation in 1996 consisting of life insurance premiums paid by the Company of $1,053, 401(k) plan matching contributions of $4,750 and an S Corporation dividend distribution of $2,597,733. The S corporation dividend distribution represented (a) an amount sufficient to pay income taxes on 1995 earnings of the Company that were treated as having been earned by Dr. Eshelman as a shareholder, including income required to be recognized by him arising from the Company's adoption of the accrual method of accounting for tax purposes effective January 1, 1995, and (b) his share, based on his ownership interest in the Company during the period for which the distribution was made, of substantially all of the Company's previously earned and undistributed taxable Subchapter S income through September 30, 1995.
(3) Mr. D'Alonzo became President and Chief Operating Officer of the Company on October 21, 1996. Mr. D'Alonzo was awarded options to acquire 75,000 shares, 25,000 shares and 15,000 shares of Common Stock on October 4, 1996, December 18, 1997 and December 1, 1998, respectively. Mr. D'Alonzo received other compensation in 1998 consisting of $763 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,000 in 401(k) plan matching contributions. Mr. D'Alonzo received other compensation in 1997 consisting of $2,304 in taxable benefit of premiums paid for group term life insurance on his behalf and $4,750 in 401(k) plan matching contributions.
(4) Mr. Howard was awarded options to acquire 45,000, 15,000, 10,000 and 10,000 shares of Common Stock on January 24, 1996, September 26, 1996, December 18, 1997 and December 1, 1998. Mr. Howard received other compensation in 1998 consisting of $457 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,079 in 401(k) plan matching contributions. Mr. Howard received other compensation in 1997 consisting of $622 in taxable benefit of premiums paid for group term life insurance on his behalf, $4,750 in 401(k) plan matching contributions and $2,022 of compensation for forfeited paid time off. Mr. Howard received other compensation in 1996 for reimbursement of relocation expenses.
(5) Mr. Davenport became General Counsel of the Company on December 1, 1996. Mr. Davenport was awarded options to acquire 55,000, 15,000 and 10,000 shares of Common Stock on September 26, 1996, December 18, 1997 and December 1, 1998, respectively. Mr. Davenport received other compensation in 1998 consisting of $506 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,000 in 401(k) plan matching contributions. Mr. Davenport received other compensation in 1997 consisting of $1,218 in taxable benefit of premiums paid for group term life insurance on his behalf and $4,750 in 401(k) matching contributions.
(6) Dr. Highland was awarded options to acquire 4,054 and 7,000 shares of Common Stock on September 26, 1996 and December 18, 1997, respectively. Dr. Highland received other compensation in 1998 consisting of $21,438 paid to him under the ENVIRON Deferred Compensation Plan, $2,351 in taxable benefit of premiums paid for group term life insurance on his behalf, $4,500 in 401(k) plan matching contributions and $9,435 in contributions on his behalf to the APBI Environmental Sciences Group, Inc. Pension Plan, a money purchase plan. Dr. Highland received other compensation in 1997 consisting of $15,169 paid to him under the ENVIRON Deferred Compensation Plan, $3,755 in taxable benefit of premiums paid for group term life insurance on his behalf, $4,500 in 401(k) plan matching contributions and $14,421 in contributions on his behalf to the APBI Environmental Sciences Group, Inc. Pension Plan. In 1996, Dr. Highland received $185,000 for using his best efforts to promote the merger of Applied Bioscience International Inc. with the Company to ENVIRON employees, to foster morale among ENVIRON employees and to assist the Company in developing a business plan for ENVIRON following the merger. Dr. Highland received additional other compensation in 1996 consisting of $14,310 paid to him under the ENVIRON Deferred Compensation Plan, $2,288 in taxable benefit of premiums paid for group term life insurance on his behalf, $8,133 in taxable benefit of amounts paid for wrap-around medical insurance coverage on his behalf, $4,500 in 401(k) plan matching contributions and $14,421 in contributions on his behalf to the APBI Environmental Sciences Group, Inc. Pension Plan.

                 2. STOCK OPTION/SAR GRANTS TABLE - 1998 GRANTS



                                                                           POTENTIAL REALIZABLE VALUE AT
                                                                              ANNUALIZED ANNUAL RATES
                                                                            OF STOCK PRICE APPRECIATION
                                         INDIVIDUAL GRANTS(1)                   FOR OPTION TERM (2)
                      ----------------------------------------------------  ----------------------------
                       NUMBER OF   PERCENT OF
                      SECURITIES  TOTAL OPTIONS
                      UNDERLYING   GRANTED TO
                        OPTIONS   EMPLOYEES IN    EXERCISE OR
                        GRANTED   FISCAL YEAR     BASE PRICE    EXPIRATION
NAME                      (#)          (3)         ($/SH)        DATE         5% ($)        10%($)
----                   ---------   ----------    ----------    ---------    ----------    ----------

Fredric N. Eshelman    30,000         8.60%       $28.00        11/30/08      $528,300     $1,338,600
Thomas D'Alonzo        15,000         4.30%        28.00        11/30/08       264,150        669,300
Rudy C. Howard         10,000         3.04%        28.00        11/30/08       176,100        446,200
Fred B. Davenport, Jr. 10,000         3.04%        28.00        11/30/08       176,100        446,200
----------------------



  (1) All options to executive officers named in this table were granted under the Equity Plan on December 1, 1998. The exercise price per share of the options granted equals the fair market value per share of the Company's Common Stock on the date of grant. The options are exercisable over a term of ten years from the date of grant. Shares subject to the options granted vest ratably over the three-year period starting on the date of the grant, with vesting occurring on the anniversary dates of the grant. All options are non-qualified stock options and expire three months after termination of employment. However, if employment is terminated because of death or disability, the options can be exercised until one year after death or disability.
(2) Potential realizable value of each grant is calculated assuming that the market price of the underlying security appreciates at annualized rates of 5% and 10%, respectively, over the ten-year term of the option. The assumed annual rates of appreciation of 5% and 10% would result in the price of the Common Stock increasing to $45.61 and $72.62 per share, respectively, for options expiring November 30, 2008. Actual gains, if any, on stock option exercises depend on the future performance of the Common Stock and overall stock market conditions. The amounts shown in this table may not be achieved.
  (3) The Company granted options to acquire 349,000 shares of Common Stock in 1998.

--------------------------------------------------------------------------------

                   3. AGGREGATED OPTION/SAR EXERCISES IN 1998
                  AND OPTION/SAR VALUES AS OF YEAR-END 1998(1)

                               NUMBER OF SECURITIES
                              UNDERLYING UNEXERCISED                 VALUE OF UNEXERCISED
                              OPTIONS/SARS AT FISCAL               IN-THE-MONEY OPTIONS/SARS
                                   YEAR-END (#)                    AT FISCAL YEAR-END (2) ($)
                             -------------------------             ---------------------------
NAME                         EXERCISABLE  UNEXERCISABLE            EXERCISABLE  UNEXERCISABLE
----                         -----------  -------------            -----------  -------------
Fredric N. Eshelman           16,666         63,334                $277,072      $616,053
Thomas D'Alonzo               58,333         56,667                 410,411       443,964
Rudy C. Howard                58,333         21,667                 631,329       148,026
Fred B. Davenport, Jr.        60,000         20,000                 265,313       186,875
Joseph H. Highland            35,705          3,766                 269,398        30,234
------------------

  (1) This table sets forth information as of December 31, 1998 regarding the number and value of options held by each of the executive officers named. None of the named executive officers exercised stock options during 1998.

  (2) The value of the options is based on the difference between the exercise price and $30.0625, the closing price per share of the Company's Common Stock on the National Association of Securities Dealers' Automated Quotation National Market System on December 31, 1998.

EMPLOYMENT AND SEVERANCE AGREEMENTS

        Fred Eshelman, Chief Executive Officer, entered into a new employment agreement with the Company effective July 1, 1997. Under the employment agreement, Dr. Eshelman was employed for a one-year term which expired on June 30, 1998. The employment agreement provides for automatic one-year renewals unless either party gives notice that the agreement will not be renewed, and the agreement automatically renewed for a second one-year term beginning July 1, 1998. Dr. Eshelman's annual base salary remained at $425,000 for the second one-year term.

        Tom D'Alonzo entered into an employment agreement with the Company on October 5, 1996 to serve as President and Chief Operating Officer of the Company. The employment agreement provides for automatic one-year renewals unless either party gives notice that the agreement will not be renewed. The agreement was renewed for a third one-year term starting October 21, 1998. Mr. D'Alonzo's annual base salary for the renewal term was initially set at $237,000 and was increased effective April 1, 1999 to $245,000.

        Rudy Howard, Chief Financial Officer, entered into a new employment agreement with the Company effective January 1, 1998. The employment agreement provides for automatic one-year renewals unless either party gives notice that the agreement will not be renewed, and the agreement was renewed for a second one-year term beginning January 1, 1999. Mr. Howard's annual base salary during the renewal term is $212,000.

        Fred Davenport entered into an employment agreement with the Company on September 26, 1996 to serve as General Counsel of the Company. The employment agreement provides for automatic one-year renewals unless either party gives notice that the agreement will not be renewed. The agreement was renewed for a third one-year term starting December 1, 1998.
Mr. Davenport's base salary for the renewal term is $212,000.

        Each of the executive officers named in the Summary Compensation Table, including Dr. Highland, entered into a severance agreement with the Company on February 2, 1998. Each severance agreement provides that upon termination of the executive officer's employment within one year after a change of control of the Company, including required relocation that he declines, the executive officer will be paid an amount equal to his annual W-2 compensation for the prior 12 months in the case of Dr. Eshelman, Mr. D'Alonzo and Dr. Highland, and twice his annual W-2 compensation for the prior 12 months in the case of Mr. Howard and Mr. Davenport. In addition, all outstanding unvested stock options granted at least six months prior to the executive officer's termination of employment will vest upon termination. The additional compensation amounts to be paid to Mr. Howard and Mr. Davenport in the event of their termination of employment after a change in control of the Company reflect similar preexisting compensation arrangements which they had with the Company in the event of their termination of employment upon a change in control of the Company. These prior arrangements were terminated when Mr. Howard and Mr. Davenport entered into new severance agreements with the Company.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Ernest Mario, Chairman, Stuart Bondurant and John A. McNeill, Jr. are the members of the Company's Compensation Committee. All of the committee members are outside directors.


        Executive Pay Policy.
        ---------------------

        The Compensation Committee believes that the Company should have a compensation system that is performance-oriented and designed to achieve long-term shareholder returns. To help the Company to achieve these objectives, the committee recommended that the Company retain Frederic W. Cook & Co., Inc., a consulting firm, to conduct a study of the competitiveness of the Company's executive compensation practices. The committee also suggested that the Cook firm should be asked to recommend appropriate changes to short-term and long-term executive incentive plans that will help the Company to achieve its stated objectives. The Company retained the Cook firm in June 1997 and received its report in September 1997. A summary of the significant findings and recommendations contained in the Cook report was included in last year's report of the Compensation Committee.

        Using the Cook firm's recommendations as a guide, the Compensation Committee approved changes in the executive cash bonus plan and adopted a new set of guidelines for grants of stock options. The committee believes that the changes have enabled the Company to attract and retain executives. All of the current executive officers named in the Summary Compensation Table have extended their employment with the Company for additional one-year terms under their respective employment agreements. (Dr. Highland served as Chief Executive Officer of the Company's ENVIRON subsidiary, which was sold to ENVIRON employees, including Dr. Highland, in a management buyout completed effective January 31, 1999.) In addition, the committee believes that the changes made are consistent with its stated objective of establishing a compensation system that is performance-oriented and is intended to achieve long-term shareholder returns.


        Specific Compensation Programs.
        -------------------------------

        The Company's compensation policy for its executive officers includes a mix of base salary, annual cash bonus awards and long-term incentive compensation in the form of stock options.

     BASE SALARY. The committee reviews the base salaries of the Company's executive officers annually. In its December 1998 annual reviews of the Company's executive officers other than Dr. Eshelman, the committee approved modest increases in the base salaries of Mr. D'Alonzo, Mr. Howard and Mr. Davenport. Each received a $12,000 increase in his base salary, a 5.3% increase for Mr. D'Alonzo and a 6% increase for each of Mr. Howard and Mr. Davenport. Mr. D'Alonzo received an additional salary increase of $8,000, or 3.6% of his salary prior to his December 1998 annual review, effective April 1, 1999. Neither Mr. D'Alonzo nor Mr. Davenport received a salary increase following their 1997 annual reviews. The committee has continued to adhere to its general policy that executive employment agreements will be for one-year terms, with a provision for successive one-year renewal terms unless either party gives notice to the other that the agreement will not be renewed. All of the employment agreements that the Company has with its executive officers include these terms. The committee's experience has been that a one-year employment term with annual performance reviews encourages better performance by executives.

        ANNUAL BONUS AWARDS. All current employment agreements with executive officers provide for payment of cash bonus awards in the discretion of the Compensation Committee. In 1997 the Compensation Committee approved new bonus plans for both its life sciences and environmental consulting divisions which include recommendations made by the Cook firm. Under the PPD Pharmaco, Inc. Employee Incentive Compensation Plan effective January 1, 1998, target bonuses for executives who participate in the plan were increased from 20% to 30% of base salary. The potential for larger cash bonuses under the two new bonus plans was intended to further incentivize the Company's executives, as well as other employees of the Company. All of the executive officers named in the Summary Compensation Table except Dr. Highland earned target bonuses in 1998 under the PPD Pharmaco, Inc. incentive plan. Dr. Highland's bonus for 1998 was determined by his new employer after the Company's sale of its ENVIRON subsidiary.

        STOCK OPTION AWARDS. All annual stock option awards received by executive officers named in the Summary Compensation Table were made under the comprehensive guidelines for grants of nonqualified stock options adopted by the committee in December 1997. Initial and annual awards of stock options are based upon the position held by an executive and the size of the stock option awards generally are tied to the Company's overall performance. The committee in its discretion may also issue stock option grants in lieu of increases in base salary or cash bonus awards to incentivize executives. The committee believes that this approach is consistent with its stated objective of establishing a performance-based executive compensation system since the value of the executive's stock options generally will be related to the Company's overall performance.


        Chief Executive Officer Compensation.
        -------------------------------------

        Dr. Eshelman's current base salary of $425,000 was established effective January 1, 1997. His base salary was not increased when he signed a new employment agreement with the Company in June 1997 and it was not increased when his agreement renewed for a second one-year term effective July 1, 1998. The committee reviewed Dr. Eshelman's base salary in March 1998 and concluded that his current base salary was competitive and fair based upon the Company's performance at the time of the review. The committee reviewed Dr. Eshelman's base salary again in March 1999 as part of his annual performance review. Based on his and the Company's performance in the last twelve months, the committee increased his salary to $485,000, a 14.1% increase, effective July 1, 1999 when Dr. Eshelman's employment agreement is renewed for another one-year term. Dr. Eshelman also earned a bonus of $127,500 under the 1998 PPD Pharmaco, Inc. Employee Incentive Compensation Plan, which was paid in March 1999. Based upon the criteria discussed in "Specific Compensation Programs - Stock Option Awards", the Committee approved an annual grant of 30,000 nonqualified stock options to Dr. Eshelman on December 1, 1998 at an exercise price of $28.00 per share.


                     Submitted by:THE COMPENSATION COMMITTEE

                          Ernest Mario, Ph.D., Chairman
                             Stuart Bondurant, M.D.
                              John A. McNeill, Jr.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Compensation Committee was an officer or employee of the Company at any time in 1998. Mr. McNeill served as the Company's President from 1989 until 1993. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

PERFORMANCE GRAPH

        Below is a graph which compares the cumulative total shareholder return on the Company's Common Stock from January 24, 1996, the effective date of the Company's initial public offering, through December 31, 1998, against the cumulative total return for the same period on the NASDAQ Stock Market (U.S.) Index and the NASDAQ Health Services Index. The results are based on an assumed $100 invested on January 24, 1996 and reinvestment of all dividends.

[LINE GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


            Comparison of Cumulative Total Return Among PPDI and the
              NASDAQ U.S. Stock and NASDAQ Health Services Indices
 ______________ Pharmaceutical Product Development, Inc. - - - - - - - - NASDAQ U.S. Stock Index
                - - - - - - - - - - NASDAQ Health Services Index

 CRSP Total Returns Index for:     1/24/96        6/28/96      12/31/96        6/30/97       12/31/97      6/30/98    12/31/98
 -----------------------------     -------        -------      --------        -------       --------      -------    --------

PPDI                               100.000        131.373         99.02         86.275         60.294       86.275     117.892
NASDAQ U.S. Stock Index            100.000        114.346       124.214        139.010        152.390      183.469     214.221
NASDAQ Health Services Index       100.000        102.507        98.606        102.766        100.491      100.171      86.174



DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

        Shareholder proposals to be included in the Proxy Statement for our next annual meeting of shareholders must be received by the Company not later than December 2, 1999. Under the Company's bylaws, shareholder proposals to be considered at our next annual meeting must be received by the Company not later than 50 days prior to that meeting. All submissions must comply with all of the requirements of the Company's bylaws and Rule 14a-8 of the Securities Exchange Act. Proposals should be mailed to Fred B. Davenport, Jr., Secretary, Pharmaceutical Product Development, Inc., 3151 South Seventeenth Street, Wilmington, North Carolina 28412.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires our officers and directors and persons who own more than 10% of our outstanding Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and such shareholders are required by regulations under the Securities Exchange Act to furnish us with copies of all forms they file under Section 16(a).

        Based solely on our review of the copies of such forms we have received, we believe that during 1998 all of our officers, directors and shareholders described above complied with all Section 16(a) filing requirements.


                                  OTHER MATTERS


        The Board of Directors of the Company has appointed the firm of PriceWaterhouseCoopers L.L.P., Raleigh, North Carolina ("PWC") to serve as the independent auditors of the Company for the fiscal year ended December 31, 1998. Coopers & Lybrand L.L.P., now a part of PWC, has audited our accounts since 1994. PWC has advised the Company that it does not have, and has not had, any direct or indirect financial interest in the Company or its subsidiaries in any capacity other than that of serving as independent auditors. Representatives of PWC are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire, and they also will be available to respond to appropriate questions.


                                            By Order of the Board of Directors

                                            /s/ Fredric N. Eshelman, Pharm.D.

                                            Fredric N. Eshelman, Pharm.D.
                                            Chief Executive Officer

                                    Exhibit A

                    PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

                            EQUITY COMPENSATION PLAN

                        Effective as of October 30, 1995
                              Amended and Restated
                             Effective May 12, 1999

                    PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
                            EQUITY COMPENSATION PLAN


                         ARTICLE I - GENERAL PROVISIONS

1.1 The Plan is designed, for the benefit of the Company, to attract and retain for the Company personnel of exceptional ability; to motivate such personnel through added incentives to make a maximum contribution to greater profitability; to develop and maintain a highly competent management team; and to be competitive with other companies with respect to executive compensation.

1.2 Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock; (v) Deferred Stock; (vi) Stock Awards; (vii) Performance Shares; and (viii) Other Stock-Based Awards and other forms of equity-based compensation as may be provided and are permissible under this Plan and the law.

1.3 The Plan shall be effective as of October 30, 1995 (the "Effective Date"), subject to the approval of shareholders of the Company within 12 months before or after such date.

                            ARTICLE II - DEFINITIONS

        Except where the context otherwise indicates, the following definitions apply:

2.1 "Acceleration Event" means the occurrence of an event defined in Article XIII of the Plan.

2.2 "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended. All citations to sections of the act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.3 "Agreement" means the written agreement evidencing each Award granted to a Participant under the Plan.

2.4 "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, a Stock Option, Stock Right, Restricted Stock, Deferred Stock, Stock Awards, Performance shares, Other Stock-Based Awards, or any combination of the foregoing.

2.5 "Board" means the Board of Directors of Pharmaceutical Product Development, Inc.

2.6 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

2.7 "Committee" means the Compensation Committee or such other committee consisting of two or more members as may be appointed by the Board to administer this Plan pursuant to Article III. To the extent required by Rule 16b-3 under the Act, the Committee shall consist of individuals who are members of the Board and who are Non-Employee Directors. Committee members may also be appointed for such limited purposes as may be provided by the Board.

2.8 "Company" means Pharmaceutical Product Development, Inc., a North Carolina corporation, and its successors and assigns. The term "Company" shall include any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code, as modified by Section 415(h) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code. With respect to all purposes of the Plan, including, but not limited to, the establishment, amendment, termination, operation and administration of the Plan, Pharmaceutical Product Development, Inc. shall be authorized to act on behalf of all other entities included within the definition of Company.

2.9     "Deferred Stock" means the stock awarded under Article IX of the Plan.

2.10 "Disability" means disability as determines under procedures established by the Committee or in any Award.

2.11 "Discount Stock Options" means the Nonqualified Stock Options which provide for an exercise price of less than the Fair Market Value of the Stock at the date of the Award.

2.12 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

2.13 "Early Retirement" means retirement from active employment with the Company, with the express consent of the Committee, pursuant to the early retirement provisions established by the Committee or in any Award.

2.14 "Eligible Participant" means any employee of the Company, as shall be determined by the Committee, as well as any other person, including directors, subject to such limitations imposed on a person designated as a Non-Employee Director, whose participation the Committee determines is in the best interest of the Company, subject to limitations as may be provided by the Code, the Act or the Committee.

2.15 "Fair Market Value" means, with respect to any given day, the closing price of the Stock reported on the stock exchange on which the Stock is then listed for such day, as reported by such source as the Committee may select, provided there was a sale of at least 100 shares of Stock on such date. If there was not a sale of at least 100 shares of Stock on such day, the Fair Market Value shall be determined based on the closing price of the Stock reported on the stock exchange as of the last date on which there was a sale of at least 100 shares of Stock. The Committee may establish an alternative method of determining Fair Market Value.

2.16 "Incentive Stock Option: means a Stock Option granted under Article IV of the Plan, and as defined in Section 422 of the Code.

2.17 "Limited Stock Appreciation Rights" means a Stock Right which is exercisable only in the event of a Change in Control and/or a Potential Change in Control, as described in Section 6.9 of the Plan, which provides for an amount payable solely in cash, equal to the excess of the Stock Appreciation Right Fair Market Value of a share of Stock on the day the Stock Right is surrendered over the price at which a Participant could exercise a related Stock Option to purchase the share of Stock.

2.18 "Nonqualified Stock Option" means a Stock Option granted under Article V of the Plan.

2.19 "Normal Retirement" means retirement from active employment with the Company on or after age 65, or pursuant to such other requirements as may be established by the Committee or in any Award.

2.20    "Option Grant Date" means, as to any Stock Option, the latest of:

        (a) The date on which the Committee grants the Stock Option by entering into an Award Agreement with the Participant;

        (b) The date the Participant receiving the Stock Option becomes an employee of the Company, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

        (c) Such other date (later than the dates described in (i) and (ii) above) as the Committee may designate.

2.21 "Participant" means an Eligible Participant to whom an Award of equity-based compensation has been granted and who has entered into an Agreement evidencing the Award.

2.22 "Performance Share" means an Award under Article XI of the Plan of a unit valued by reference to a designated number of shares of Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Stock, or any combination thereof, upon achievement of such Performance objectives during the Performance Period as the Committee shall establish at the time of such Award or thereafter.

2.23 "Plan" means the Pharmaceutical Product Development, Inc. Equity Compensation Plan, as amended from time to time.

2.24 "Restricted Stock" means an Award of Stock under Article VIII of the Plan, which Stock is issued with the restriction that the holder may not sell, transfer, pledge, or assign such Stock and with such other restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to vote such Stock, and the right to receive any cash dividends, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.25 "Restriction Period" means the period commencing on the date an Award of Restricted Stock is granted and ending on such date as the Committee shall determine.

2.26    "Retirement" means Normal or Early Retirement.

2.27 "Stock" means shares of common stock of Pharmaceutical Product Development, Inc., as may be adjusted pursuant to the provisions of
        Section 3.11.

2.28 "Stock Appreciation Right" means a Stock Right, as described in Article VI of this Plan, which provides for an amount payable in Stock and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a share of Stock on the day the Stock Right is exercised over the price at which the Participant could exercise a related Stock Option to purchase the share of stock.

2.29 "Stock Appreciation Right Fair Market Value" means a value established by the Committee for the exercise of a Stock Appreciation Right or a Limited stock Appreciation Right.

2.30 "Stock Award" means an Award of Stock granted in payment of compensation, as provided in Article X of the Plan

2.31 "Stock Option" means an Award under Article IV or V of the Plan of an option to purchase Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.32 "Stock Right" means an Award under Article VI of the Plan. A Stock Right may be either a Stock Appreciation Right or a Limited Stock Appreciation Right.

2.33 "Termination of Employment" means the discontinuance of employment of a Participant with the Company for any reason. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company. The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the limited period of exercisability following Termination of Employment, the Award may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Award would have become exercisable had the Termination of Employment not occurred.

                          ARTICLE III - ADMINISTRATION

3.1 This Plan shall be administered by the Committee. A Committee member who is not a Non-Employee Director, with respect to action to be taken by the Committee, shall not be able to participate in the decision to the extent prescribed by Rule 16b-3 under the Act. The Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law. Members of the Committee shall be appointed originally, and as vacancies occur, by the Board, to serve at the pleasure of the Board. The Board may serve as the Committee, if by the terms of the Plan all Board members are otherwise eligible to serve on the Committee.

3.2 The Committee shall meet at such times and places as it determines. A majority of its members shall constitute a quorum, and the decision of the majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all of its members shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

3.3 The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including without limitation, the determination of the number of Stock Options, Stock Rights, shares of Stock or Performance Shares subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their beneficiaries.

3.4 The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

3.5 Without limiting the foregoing Sections 3.1, 3.2, 3.3 and 3.4, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Award in the event of an Acceleration Event as defined in Article XIII. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Award and the Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payment, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.5 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the Award Agreement, or by taking action with respect to individual Participants.

3.6 The aggregate number of shares of Stock which are subject to an Award under the Plan shall be Three Million Five Hundred Thousand (3,500,000) shares. Such shares of Stock shall be made available from authorized and unissued shares of the Company.

        (a) If, for any reason, any shares of Stock or Performance Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of a Stock Option, Stock Right or Performance Share, or any other termination of an Award without payment being made in the form of Stock, whether or not Restricted Stock, such shares of Stock or Performance Shares shall not be charged against the aggregate number of shares of Stock available for Awards under the Plan, and may again be available for Award under the Plan.

        (b) For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Stock subject to an Award.

        (c) To the extent a Stock Right granted in connection with a Stock Option is exercised without payment being made in the form of Stock, whether or not Restricted Stock, the shares of Stock which otherwise would have been issued upon the exercise of such related Stock Option shall not be charged against the aggregate number of shares of Stock subject to Awards under the Plan, and may again be available for Award under the Plan.

        (d) The aggregate number of shares of Stock which are awarded pursuant to Awards made under the Plan to any "covered employee", as said term is defined in Section 162(m) of the Code, shall not exceed Five Hundred Thousand (500,000) shares in any three-year period.

        (e) The aggregate number of shares of Stock which are awarded pursuant to Awards made under the Plan to Non-Employee Directors as a group shall not exceed Two Hundred Fifty Thousand (250,000) shares in any three-year period.

3.7 Each Award granted under the Plan shall be evidenced by a written Award Agreement. Each Award Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, required by the Committee.

3.8 The Company shall not be required to issue or deliver any certificates for shares of Stock prior to:

        (a) The listing of such shares on any stock exchange on which the Stock may then be listed; and

        (b) The completion of any registration or qualification of such shares of Stock under any federal or state laws, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

3.9 All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

3.10 Subject to the restrictions on Restricted Stock, as provided in Article VIII of the Plan and in the Restricted Stock Award Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a shareholder with respect to such shares of Stock, including the right to vote the shares to the extent, if any, such shares possess voting rights and receive dividends and other distributions. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share shall have any rights as a shareholder with respect to any shares of Stock covered by his or her Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.

3.11 If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of Stock, merger or consolidation of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company's corporate structure, or any distribution to shareholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other corporation, or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:

        (a) The limitations of the aggregate number of shares of Stock that may be awarded as set forth in Section 3.6 of the Plan; provided, however, that no equitable adjustment shall be made as a result of any stock split-up, stock dividend or increase in the authorized number of shares in connection with the Company's initial public offering;

        (b) the number and class of Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

        (c) the purchase price to be paid per share of Stock under outstanding Stock Options and the number of shares of Stock to be transferred in settlement of outstanding Stock Rights; and

        (d) the terms, conditions or restrictions of any Award and Award Agreement, including the price payable for the acquisition of Stock; provided, however, that all adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.12 In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any actions, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

3.13 The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that he is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

3.14 The Committee shall be authorized to make adjustment in performance-based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit-awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

3.15 The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Award shall be cancelled or suspended. In particular, but without limitation, all outstanding Awards to any Participant may be cancelled if (a) the Participant, without the consent of the Committee, while employed by the Company or after Termination of Employment, becomes associated with, employed by, renders services to, or owns any interest in, other than any insubstantial interest, as determined by the Committee, any business in which the Company has a substantial interest as determined by the Committee; or (b) the Participant is terminated for cause as determined by the Committee.

                      ARTICLE IV - INCENTIVE STOCK OPTIONS

4.1 Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

4.2 Incentive Stock Options shall be granted only to Eligible Participants who are in the active employment of the Company, each of whom may be granted one or more such Incentive Stock Options for a reason related to his employment at such time or times determined by the Committee following the Effective Date until May 12, 2009, subject to the following conditions:

        (a) The Incentive Stock Option price per share of Stock shall be set in the Award Agreement, but shall not be less than 100% of the Fair Market Value of the Stock on the Option Grant Date. If the Optionee owns more than 10% of the outstanding Stock (as determined pursuant to Section 424(d) of the Code) on the Option Grant Date, the Incentive Stock Option price per share shall not be less than 110% of the Fair Market Value of the Stock on the Option Grant Date.

        (b) The Incentive Stock Option and its related Stock Right, if any, may be exercised in whole or in part from time to time within ten (10) years from the Option Grant Date (five (5) years if the Optionee owns more than 10% of the Stock on the Option Grant Date), or such shorter period as may be specified by the Committee in the Award; provided, that in any event, the Incentive Stock Option and any related Stock Right shall lapse and cease to be exercisable upon, or within such period following, a Termination of Employment as shall have been determined by the Committee and as specified in the Incentive Stock Option Award Agreement or its related Stock Right Award Agreement; provided, however, that such period following a Termination of Employment shall not exceed three months unless employment shall have terminated:

               (i) as a result of death or Disability, in which event, such period shall not exceed one year after the date of death or Disability; and

               (ii) as a result of death, if death shall have occurred following a Termination of Employment and while the Incentive Stock Option or Stock Right was still exercisable, in which event, such period shall not exceed one year after the date of death; provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option or any related Stock Right.

        (c) To the extent the aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which Incentive Stock Options (determined without regard to this subsection) are first exercisable during any calendar year by any Eligible Participant exceeds $100,000, such options shall be treated as Nonqualified Stock Options granted under Article V.

        (d) The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee.

4.3 The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

4.4 If the Incentive Stock Option Award Agreement so provides, the Committee may require that all or part of the shares of Stock to be issued upon the exercise of an Incentive Stock Option shall take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of the Fair Market Value of such Deferred Stock or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

                     ARTICLE V - NONQUALIFIED STOCK OPTIONS

5.1 One or more Stock Options may be granted as Nonqualified Stock Options to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article V.

5.2 The Nonqualified Stock Option price per share of Stock shall be established in the Award Agreement and may be less than 100% of the Fair Market Value at the time of the grant, or at such later date as the Committee shall determine.

5.3 The Nonqualified Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award Agreement; provided, that, in any event, the Nonqualified Stock Option and any related Stock Right shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Nonqualified Stock Option Award Agreement or Stock Right Award Agreement; provided, however, that such period following Termination of Employment shall not exceed three months unless employment shall have terminated:

        (a) As a result of Retirement or Disability, in which event, such period shall not exceed one year after the date of Retirement or Disability, or within such longer period as the Committee may specify; and

        (b) As a result of death, or if death shall have occurred following a Termination of Employment and while the Nonqualified Stock Option or Stock Right was still exercisable, in which event, such period may not exceed one year after the date of death, as provided by the Committee or in the Award Agreement.

5.4 The Nonqualified Stock Option Award Agreement may include any other terms and conditions not inconsistent with this Article V or in Article VII, as determined by the Committee.

                     ARTICLE VI - STOCK APPRECIATION RIGHTS

6.1 A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Incentive Stock Option or a Nonqualified Stock Option granted under Article IV or Article V of this Plan, respectively, or may be granted independent of any related Stock Option.

6.2 A related Stock Appreciation Right shall entitle a holder of a Stock Option, within the period specified for the exercise of the Stock Option, to surrender the unexercised Stock Option, or a portion thereof, and to receive in exchange therefor a payment in cash or shares of Stock having an aggregate value equal to the amount by which the Fair Market Value of each share of Stock exceeds the Stock Option price per share of Stock, times the number of shares of Stock under the Stock Option, or portion thereof, which is surrendered.

6.3 Each related Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Stock Option, including limitations on transferability, and shall be exercisable only to the extent such Stock Option is exercisable when the related Stock Option terminates or lapses. The grant of Stock Appreciation Rights related to Incentive Stock Options must be concurrent with the grant of the Incentive Stock Options. With respect to Nonqualified Stock Options, the grant either may be concurrent with the grant of the Nonqualified Stock Options, or in connection with Nonqualified Stock Options previously granted under Article V, which are unexercised and have not terminated or lapsed.

6.4 The Committee shall have sole discretion to determine in each case whether the payment with respect to the exercise of a Stock Appreciation Right will be in the form of all cash or all Stock, or any combination thereof. If payment is to be made in Stock, the number of shares of Stock shall be determined based on the Fair Market Value of the Stock on the date of exercise. If the Committee elects to make full payment in Stock, no fractional shares of Stock shall be issued and cash payment shall be made in lieu of fractional shares.

6.5 The Committee shall have sole discretion as to the timing of any payment made in cash or Stock, or a combination thereof, upon exercise of Stock Appreciation Rights. Payment may be made in a lump sum, in annual installments or may be otherwise deferred; and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

6.6 Upon exercise of a Stock Appreciation Right, the number of shares of Stock subject to exercise under any related Stock Option shall automatically be reduced by the number of shares of Stock represented by the Stock Option or portion thereof which is surrendered.

6.7 Notwithstanding any other provision of the Plan, the exercise of a Stock Appreciation Right is required to satisfy the applicable requirements under Rule 16b-3 of the Act.

6.8 The Committee, in its sole discretion, may also provide that, in the event of a change in Control and/or a Potential Change in Control, as defined in Article XIII, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change in Control Price, as defined in Section 13.9, subject to such terms and conditions as the Committee may specify.

6.9 In its sole discretion, the Committee may grant Limited Stock Appreciation Rights under this Article VI. Limited Stock Appreciation Rights become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee, in its sole discretion, may specify. Such Limited Stock Appreciation Rights shall be settled solely in cash. A Limited Stock Appreciation Right shall entitle the holder of the related Stock Option to surrender such Stock Option, or any portion thereof, to the extent unexercised in respect of the number of shares of Stock as to which such Limited Stock Appreciation Right is exercised, and to receive a cash payment equal to the difference between
        (a) the Stock Appreciation Right Fair Market Value, at the date of surrender, of a share of Stock for which the surrendered Stock Option or portion thereof is then exercisable, and (b) the price at which a Participant could exercise a related Stock Option to purchase the share of Stock. Such Stock Option shall, to the extent so surrendered, thereupon cease to be exercisable. A Limited Stock Appreciation Right shall be subject to such further terms and conditions as the Committee shall, in its sole discretion, deem appropriate, including any restrictions necessary to comply with Section 16(b) of the Act.

                  ARTICLE VII - INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS

7.1 Each Stock Option and Stock Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option or Stock Right and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

7.2 A Stock Option or Stock Right shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or, to the extent otherwise allowed by Rule 16b-3 under the Act, or other applicable law, pursuant to a qualified domestic relations order as defined by the Code or the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative.

7.3 Shares of Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver shares of Stock, or other evidence of ownership of Stock satisfactory to the Company, with a Fair Market Value equal to the Stock Option price as payment.

7.4 No cash dividends shall be paid on shares of Stock subject to unexercised Stock Options. The Committee may provide, however, that a Participant to whom a Stock Option has been granted which is exercisable in whole or in part at a future time for shares of Stock shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share Option or the related Stock Right. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

        (a) Paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Stock Option if it shall not have been fully exercised; or

        (b) Converted into contingently credited shares of Stock, with respect to which dividend equivalents may accrue, in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

        Such Stock, whether delivered or contingently credited, shall be charged against the limitations set forth in Section 3.6.

7.5 The Committee, in its sole discretion, may authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

7.6 In the event of Disability or death, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair

        Market Value of the Stock subject to a Stock Option and the option price in consideration of the surrender of the Stock Option.

7.7 If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with exercise of a Nonqualified Stock option, and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, the Committee, in its discretion and subject to such rules as is may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum federal and state income and employment tax liability arising from the Stock Option exercise transaction. Notwithstanding any other provision of the Plan, any election under this Section 7.7 is required to satisfy the applicable requirements under Rule 16b-3 of the Act.

7.8 The Committee may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Stock as the Stock Option surrendered, or may require such surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the same price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be cancelled and the shares of Stock previously subject to them shall be available for the grant of other Stock Options.

                         ARTICLE VIII - RESTRICTED STOCK

8.1 Restricted Stock Awards may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Restricted Stock may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

8.2     With respect to Awards of Restricted Stock, the Committee shall:

        (a) Determine the purchase price, if any, to be paid for such Restricted Stock, which may be equal to or less than par value and may be zero, subject to such minimum consideration as may be required by applicable law;

        (b)    Determine the length of the Restriction Period;

        (c) Determine any restrictions applicable to the Restricted Stock such as service or performance, other than those set forth in this Article VIII;

        (d) Determine if the restrictions shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period; and

        (e) Determine if dividends and other distributions on the Restricted Stock are to be paid currently to the Participant or paid to the Company for the account of the Participant.

8.3 Awards of Restricted Stock must be accepted within a period of 60 days, or such shorter period as the Committee may specify, by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Awards, unless such recipient has executed a Restricted

        Stock Award Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

8.4 Except when the Committee determines otherwise, or as otherwise provided in the Restricted Stock Award Agreement, upon a Termination of Employment of a Participant before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and shall be reacquired by the Company.

8.5 Except as otherwise provided in this Article VIII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

8.6 To the extent not otherwise provided in a Restricted Stock Award Agreement, in cases of death, Disability or Retirement or in cases of special circumstances, the Committee, if it finds that a waiver would be appropriate, may elect to waive any or all remaining restrictions with respect to such Participant's Restricted Stock.

8.7 In the event of hardship or other special circumstances of a Participant whose Termination of Employment with the Company is involuntary, the Committee may waive in whole or in part any or all remaining restrictions with respect to any or all of the Participant's Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.

8.8     The certificates representing shares of Restricted Stock may either:

        (a) Be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and the Participant shall deliver to the Company a stock power endorsed in blank relating to the Restricted Stock; and/or

        (b) Be issued to the Participant and registered in the name of the Participant, and shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders.

8.9 Except as provided in this Article VIII, a Participant receiving a Restricted Stock Award shall have, with respect to the shares of Restricted Stock covered by any Award, all of the rights of a shareholder of the Company, including the right to vote the shares to the extent, if any, such shares possess voting rights and the right to receive any dividends; provided, however, the Committee may require that any dividends on such shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts.

8.10 If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant.

8.11 In order to better ensure that Award payment actually reflect the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

                           ARTICLE IX - DEFERRED STOCK

9.1 Shares of Deferred Stock together with cash dividend equivalents, if so determined by the Committee, may be issued either alone or in addition to other Awards granted under the Plan in the discretion of the Committee. The Committee shall determine the individuals to whom, and the time or times at which, such Awards will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of a Deferred Stock Award, the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Awards. The Committee may condition Awards of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

9.2 Deferred Stock Awards shall be subject to the following terms and conditions:

        (a) Subject to the provisions of this Plan and the applicable Award Agreement, Deferred Stock Awards may not be sold, transferred, pledged, assigned or otherwise encumbered during the period specified by the Committee for purposes of such Award (the "Deferral Period"). At the expiration of the Deferral Period, or the Elective Deferral Period defined in Section 9.3, share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock Award.

               Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee, however, at or after grant, may accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such Award.

        (b) Unless otherwise determined by the Committee, amounts equal to any dividends that would have been payable during the Deferral Period with respect to the number of shares of Stock covered by a Deferred Stock Award if such shares of Stock had been outstanding shall be automatically deferred and deemed to be reinvested in additional Deferred Stock, subject to the same deferral limitations as the underlying Award.

        (c) Except to the extent otherwise provided in this Plan or in the applicable Award Agreement, upon Termination of Employment during the Deferral Period for a given Award, the Deferred Stock covered by such Award shall be forfeited by the Participant; provided, however, the Committee may provide for accelerated vesting in the event of Termination of Employment due to death, Disability or Retirement, or in the event of hardship or other special circumstances as the Committee deems appropriate.

        (d) The Committee may require that a designated percentage of the total Fair Market Value of the shares of Deferred Stock held by one or more Participants be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the federal and state income and employment tax withholding obligations that arise at the time the Deferred Stock becomes free of all restrictions. The designated percentage shall be equal to the minimum income and employment tax withholding rate in effect at the time under applicable federal and state laws.

        (e) The Committee may provide one or more Participants subject to the mandatory cash payment with an election to receive an additional percentage of the total value of the Deferred Stock in the form of a cash payment in lieu of the issuance of Deferred Stock. The additional percentage shall not exceed the difference between 50% and the designated percentage cash payment.

        (f) The Committee may impose such further terms and conditions on partial cash payments with respect to Deferred Stock as it deems appropriate, including any restrictions necessary to comply with
               Section 16(b) of the Act.

9.3 A Participant may elect to further defer receipt of Deferred Stock for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the

        Committee, such election must generally be made at least 12 months prior to completion of the Deferral Period for the Deferred Stock Award in question, or for the applicable installment of such an Award.

9.4 Each Award shall be confirmed by, and subject to the terms of, a Deferred Stock Award Agreement.

9.5 In order to better ensure that the Award actually reflects the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.


                            ARTICLE X - STOCK AWARDS

10.1 A Stock Award shall be granted only in payment of compensation that has been earned or as compensation to be earned, including without limitation, compensation awarded concurrently with or prior to the grant of the Stock Award.

10.2 For the purposes of this Plan, in determining the value of a Stock Award, all shares of Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares of Stock on the date such Stock Award is granted, regardless of whether or when such shares of Stock are issued or transferred to the Participant and whether or not such shares of Stock are subject to restrictions which affect their value.

10.3 Shares of Stock subject to a Stock Award may be issued or transferred to the Participant at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. If any such issuance or transfer shall not be made to the Participant at the time the Stock Award is granted, the Committee may provide for payment to such Participant, either in cash or shares of Stock, from time to time or at the time or times such shares of Stock shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares of Stock, as adjusted under
        Section 3.11, as if such shares of Stock had been issued or transferred to such Participant at the time such Stock Award was granted. Any issuance payable in shares of Stock under the terms of a Stock Award, at the discretion of the Committee, may be paid in cash on each date on which delivery of shares of Stock would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares of Stock which would otherwise have been delivered.

10.4 A Stock Award shall be subject to such terms and conditions, including without limitation, restrictions on the sale or other disposition of the Stock Award or of the shares of Stock issued or transferred pursuant to such Stock Award, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the Participant, with respect to such shares of Stock, shall be and become a shareholder of the Company fully entitled to receive dividends, to vote to the extent, if any, such shares possess voting rights and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written Award Agreement in such form as the Committee shall determine.

                         ARTICLE XI - PERFORMANCE SHARES

11.1 Awards of Performance Shares may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Performance Shares may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

11.2 With respect to Awards of Performance Shares, which may be issued for no consideration or such minimum consideration as is required by applicable law, the Committee shall:

        (a) Determine and designate from time to time those Participants to whom Awards of Performance Shares are to be made;

        (b) Determine the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

        (c)    Determine the form of settlement of a Performance Share; and

        (d) Generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have a value equal to the Fair Market Value, determined as set forth in
               Section 2.15.

11.3 Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

11.4 The Committee shall determine the Performance Objectives of Awards of Performance Shares. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including for example, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

11.5 The Committee shall determine for each Participant the number of Performance Shares which shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part.

11.6 If a Participant terminates services with the Company during a Performance Period because of death, Disability, Retirement or under other circumstances in which the Committee in its discretion finds that a waiver would be appropriate, that Participant, as determined by the Committee, may be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Participant terminates service with the Company during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

11.7 Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash as the Committee shall determine, with payment to be made as soon as practicable after the end of the relevant Performance Period.

11.8 The Committee shall have the authority to approve requests by Participants to defer payment of Performance Shares on terms and conditions approved by the Committee and set forth in a written Award Agreement between the Participant and the Company entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

                     ARTICLE XII - OTHER STOCK-BASED AWARDS

12.1 Other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including without limitation, convertible preferred stock, convertible debentures, exchangeable securities, phantom stock and Stock Awards or options valued by reference to book value or performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Rights, Restricted Stock, Deferred Stock or Stock Awards granted under the Plan and/or cash awards made outside of the Plan. Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Participants to whom and the time or times at which such Awards shall be made, the number of shares of Stock subject to such Awards, and all other conditions of the Awards. The Committee also may provide for the grant of shares of Stock upon the completion of a specified Performance Period.

        The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

12.2 Other Stock-Based Awards made pursuant to this Article XII shall be subject to the following terms and conditions:

        (a) Subject to the provisions of this Plan and the Award Agreement, shares of Stock subject to Awards made under this
               Article XII may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

        (b)    Subject to the provisions of this Plan and the Award
               Agreement and unless otherwise determined by the Committee at the time of the Award, the recipient of an Award under this Article XII shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts, if any, shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

        (c) Any Award under this Article XII and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

        (d) Upon the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder, if any, with respect to any or all of an Award under this Article XII.

        (e) Each Award under this Article XII shall be confirmed by, and subject to the terms of an Award under this Article XII.

        (f) Stock, including securities convertible into Stock, issued on a bonus basis under this Article XII may be issued for no cash consideration.

12.3 Other Stock-Based Awards may include a phantom stock Award, which is subject to the following terms and conditions:

        (a) The Committee shall select the Eligible Participants who may receive phantom stock Awards. The Eligible Participant shall be awarded a phantom stock unit, which shall be the equivalent to a share of Stock.

        (b) Under an Award of phantom stock, payment shall be made on the dates or dates as specified by the Committee or as stated in the Award Agreement and phantom stock Awards may be settled in cash, Stock, or some combination thereof.

        (c) The Committee shall determine such other terms and conditions of each Award as it deems necessary in its sole discretion.

                       ARTICLE XIII - ACCELERATION EVENTS

13.1 For the purposes of the Plan, an Acceleration Event shall occur in the event of a "Potential Change in Control", or "Change in Control" or a "Board-Approved Change in Control", as those terms are defined below.

13.2    A "Change in Control" shall be deemed to have occurred if:

        (a) Any "Person" as defined in Section 3(a)(9) of the Act, including a "group" (as that term is used in Sections 13(d)(3) and 14(d)(2) of the Act), but excluding the Company and any employee benefit plan sponsored or maintained by the Company, including any trustee of such plan acting as trustee, who:

               (i) makes a tender or exchange offer for any shares of the Company's Stock (as defined below) pursuant to which any shares of the Company's Stock are purchased (an "Offer"); or

               (ii) together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Act) becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Act) of at least 20% of the Company's Stock (an "Acquisition");

        (b) The Shareholders of the Company approve a definitive agreement or plan to merge or consolidate the Company with or into another corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Company (individually, a "Transaction"); or

        (c) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who constitute the Board (the "Incumbent Directors") at the beginning of such period cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement, and be an Incumbent Director, if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualify as Incumbent Directors either actually, because they were directors at the beginning of such 24-month period, or by prior operation of this Section 13.2(c).

13.3 A "Board-Approved Change in Control" shall be deemed to have occurred if the Offer, Acquisition or Transaction, as the case may be, is approved by a majority of the Directors serving as members of the Board at the time of the Potential Change in Control or Change in Control.

13.4 A "Potential Change in Control" means the happening of any one of the following:

        (a) The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company, as defined in Section 13.2; or

        (b) The acquisition of Beneficial Ownership, directly or indirectly, by any entity, person or group, other than the Company or any Company employee benefit plan, including any trustee of such plan acting as such trustee, of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for the purposes of this Plan.

13.5 Upon the occurrence of an Acceleration Event, subject to the approval of the Committee if the Acceleration Event results from a Board-Approved Change in Control, all then outstanding Performance shares with respect to which the applicable Performance Period has not been completed shall be paid as soon as practicable as follows:

        (a) All Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to result in payment of 100% of the Performance Shares covered by the Award; and

        (b) The applicable Performance Period shall be deemed to have ended on the date of the Acceleration Event;

        (c) The payment to the Participant shall be the amount determined either by the Committee, in its sole discretion, or in the manner stated in the Award Agreement. This amount shall then be multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to the date of the Acceleration Event, and the denominator of which is the total number of months in the original Performance Period; and

        (d) Upon the making of any such payment, the Award Agreement as to which it relates shall be deemed canceled and of not further force and effect.

13.6 Upon the occurrence of an Acceleration Event, subject to the approval of the Committee if the Acceleration Event results from a Board-Approved Change in Control, the Committee in its discretion may declare any or all then outstanding Stock Options, and any or all related Stock Rights outstanding for at least six months, not previously exercisable and vested as immediately exercisable and fully vested, in whole or in part.

13.7 Upon the occurrence of an Acceleration Event, subject to the approval of the Committee if the Acceleration Event results from a Board-Approved Change in Control, the Committee in its discretion, may declare the restrictions applicable to Awards of Restricted Stock, Deferred Stock or Other Stock-Based Awards to have lapsed, in which case the Company shall remove all restrictive legends and stop-transfer orders applicable to the certificates for such shares of Stock, and deliver such certificates to the Participants in whose names they are registered.

13.8 The value of all outstanding Stock Options, Stock Rights, Restricted Stock, Deferred Stock, Performance Shares, Stock Awards and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" (as defined in Section 13.9) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

13.9 For purposes of Section 13.8, "Change in Control Price" means the highest price per share of Stock paid in any transaction reported on the exchange on which the Stock is then traded, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the 60-day period immediately preceding the occurrence of the Change in Control, or, where applicable, the occurrence of the Potential Change in Control event, in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights, or Limited Stock Appreciation Rights relating to such Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Incentive Stock Options, Stock Appreciation Rights, or Limited Stock Appreciation Rights.

                     ARTICLE XIV - AMENDMENT AND TERMINATION

14.1 The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan. To the extent required by Rule 16b-3 under the Act, no amendment, without approval by the Company's shareholders, shall:

        (a) alter the group of persons eligible to participate in the Plan;

        (b) except as provided in Section 3.6, increase the maximum number of shares of Stock or Stock Options or Stock Rights which are available for Awards under the Plan;

        (c) extend the period during which Incentive Stock Option Awards may be granted beyond May 12, 2009;

        (d) limit or restrict the powers of the Committee with respect to the administration of this Plan;

        (e) change the definition of an Eligible Participant for the purpose of an Incentive Stock Option or increase the limit or the value of shares of Stock for which an Eligible Participant may be granted an Incentive Stock option;

        (f) materially increase the benefits accruing to Participants under this Plan;

        (g) materially modify the requirements as to eligibility for participation in this Plan; or

        (h)    change any of the provisions of this Article XIV.

14.2 No amendment to or discontinuance of this Plan or any provision thereof by the Board or the shareholders of the Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Award theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

        (a) annul any Award if the Participant is terminated for cause as determined by the Committee;

        (b) provide for the forfeiture of shares of Stock or other gain under an Award as determined by the Committee for competing against the Company; and

        (c) convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

14.3 If an Acceleration Event has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article XIII.

                      ARTICLE XV - MISCELLANEOUS PROVISIONS

15.1 Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company, or to serve as a director thereof, or interfere in any way with the right of the Company to terminate his or her employment at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VIII with respect to Restricted Stock and except as otherwise provided by the Committee.

15.2 The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock option or the exercise thereof, any Stock Right or the exercise thereof, or in connection with any other type of equity-based compensation provided hereunder or the exercise thereof, including, but not limited to, the withholding of payment of all or any portion of such Award or another Award under this Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingency credited by the Company for the purpose of paying such Award or another Award under this Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

15.3 The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act.

15.4 The terms of the Plan shall be binding upon the Company, and its successors and assigns.

15.5 Neither a Stock Option, Stock Right, nor any other type of equity-based compensation provided for hereunder, shall be transferable except as provided for herein. In addition to any other restrictions upon transferability herein, Incentive Stock Options shall be subject to such further restrictions as required by federal or state securities and tax laws or provided by the Committee or in an Award Agreement. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.

15.6 This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina, except to the extent preempted by the Employee Retirement Income Security Act of 1974, as amended.

15.7 The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

15.8 Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

15.9 If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

                                    PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.



                                    By:
                                      --------------------------------------

[CORPORATE SEAL]



-----------------------------------
Secretary

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
                    PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
                          3151 SOUTH SEVENTEENTH STREET
                        WILMINGTON, NORTH CAROLINA 28412
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 12, 1999

    The undersigned hereby appoints Fredric N. Eshelman and Rudy C. Howard, and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Pharmaceutical Product Development, Inc., a North Carolina corporation (the "Company"), held of record by the undersigned on March 15, 1999, at the Annual Meeting of Shareholders to be held at the offices of the Company located at 4025 Paramount Parkway, Morrisville, North Carolina at 10:00 a.m. on May 12, 1999, or at any adjournment(s) thereof. The following proposals to be brought before the meeting are more specifically described in the accompanying Proxy Statement.

(1)     Election of Directors:
           FOR ALL NOMINEES LISTED BELOW              WITHOUT AUTHORITY TO VOTE FOR ALL
           (except as marked to the contrary below)   NOMINEES LISTED BELOW

           INSTRUCTION:  To withhold  authority to vote for any  individual  nominee  strike a line through the nominee's name in the list below.
               Stuart Bondurant                   Abraham E. Cohen         Thomas D'Alonzo
               Fredric N. Eshelman                Frederick Frank          Donald C.Harrison
               Ernest Mario                       John A. McNeill, Jr.     Paul J. Rizzo

(2)     Amendment to the 1995 Equity Compensation Plan to Increase the Number of Shares Reserved for Awards
               FOR                      AGAINST                ABSTAIN
(3)     Amendment to the 1995 Equity  Compensation  Plan to Limit Awards to Certain  Executive Officers
               FOR                      AGAINST                ABSTAIN
(4)     Amendment  to the 1995  Equity  Compensation  Plan to  Limit  Awards  to  Non-Employee Directors
               FOR                      AGAINST                ABSTAIN
(5)     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.
                 GRANT AUTHORITY                         WITHHOLD AUTHORITY

                            (CONTINUED ON OTHER SIDE)
                           (CONTINUED FROM OTHER SIDE)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT'S NOMINEES FOR DIRECTOR LISTED ABOVE, FOR THE AMENDMENT TO THE 1995 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR AWARDS, FOR THE AMENDMENT TO THE 1995 EQUITY COMPENSATION PLAN TO LIMIT AWARDS TO CERTAIN EXECUTIVE OFFICERS, FOR THE AMENDMENT TO THE 1995 EQUITY COMPENSATION PLAN TO LIMIT AWARDS TO NON-EMPLOYEE DIRECTORS, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SHAREHOLDERS AT THE MEETING.



                                                   ----------------------------
                                                   Signature



                                                   -----------------------------
                                                   Signature, if held jointly

                                                   Please date and sign exactly
                                                   as name appears on your stock
                                                   certificate. Joint owners
                                                   should each sign personally.
                                                   Trustees, custodians,
                                                   executors and others signing
                                                   in a representative capacity
                                                   should indicate the capacity
                                                   in which they sign.

                                                   Date:                , 1999
                                                        ----------------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.